SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   December 31, 2007

TECHNEST HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-27023	88-0357272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10411 Motor City Drive, Suite 650, Bethesda, MD 20817
(Address of principal executive offices) (Zip Code)

10411 Motor City Drive, Suite 650, Bethesda, MD 20817
(Mailing Address)

(301) 767-2810
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01                             Completion of Disposition of Assets

On December 31, 2007, Technest Holdings, Inc. (the “Company” or “Technest”) completed the sale of its wholly owned subsidiary, E-OIR Technologies, Inc. (“EOIR”), to EOIR Holdings LLC, a Delaware limited liability company ( “LLC”).  LLC is an affiliate of The White Oak Group, Inc., an Atlanta, Georgia based private investment firm focused on investments in the aerospace and defense industry, with an emphasis on the following sectors: Homeland security (detection and deterrence); avionics and instrumentation; command and control; and communication networks and services.

Pursuant to a Stock Purchase Agreement dated September 10, 2007 among Technest, EOIR and LLC, the sale of EOIR to LLC was structured as a stock sale in which LLC acquired all of the outstanding stock of EOIR in exchange for approximately $34 million in cash, $11 million of which was paid at closing and $23 million of which will be paid upon the successful re-award to EOIR of the contract with the U.S. Army's Night Vision and Electronics Sensors Directorate if awarded on or prior to December 31, 2009.  As a condition to closing, LLC obtained the approval of the transaction as a “pre-license investment” from the Small Business Administration.

Approximately $8 million of the proceeds from the closing were used to retire all of the outstanding commercial debt of Technest and EOIR. Upon the successful re-award of the NVESD contract to EOIR, Technest intends to distribute a majority of the contingent purchase price of $23 million that it receives to its shareholders in the form of a dividend. The remaining portion of the proceeds will be used to continue Technest's investment in promising technologies in the field of 3-dimensional and advanced imaging where Technest holds 19 patents.

Technest and LLC have agreed to deposit $200,000 of the initial purchase price payment and $2.3 million of the contingent purchase price payment (if any) in an escrow account to secure indemnification obligations of Technest under the Stock Purchase Agreement.

The foregoing summary of the Stock Purchase Agreement and the transactions contemplated therein is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, which is incorporated by reference as Exhibit 2.1 to this Current Report.  The Stock Purchase Agreement contains representations and warranties that the Company, EOIR and the LLC made to each other as of the date of the Stock Purchase Agreement or other specific dates, and such representations and warranties should not be relied upon by any other person.  The assertions embodied in those representations and warranties were made solely for purposes of the contract between the Company, EOIR and the LLC and are subject to important qualifications and limitations agreed to by the Company, EOIR and the LLC in connection with negotiating the Stock Purchase Agreement.  You should not rely on the representations and warranties as accurate or complete characterizations of the actual state of facts as of any specified date, since they are modified in important part by the underlying disclosure schedules and are subject to a contractual standard of materiality different from that generally applicable to shareholders and were used for the purpose of allocating risk between the Company and the LLC rather than establishing matters as facts.

ITEMS 5.02(b); 5.02(c)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Upon the completion of the sale of EOIR, Dr. Joseph Mackin resigned as a director and Chief Executive Officer of Technest in order to continue his role as President of EOIR under the ownership of the White Oak Group. Mr. Gino Pereira, Chief Financial Officer of Technest, has been appointed Chief Executive Officer and President and Mr. Nitin Kotak, Financial Controller of Technest has been appointed Chief Financial Officer.

Mr. Pereira has over 25 years of executive operational and financial experience with technology companies in the United States, Europe and the Far East. He has also helped to develop several technology start-ups as well as served in an executive capacity in a large multinational public company. Mr. Pereira has served as our Chief Financial Officer since February 14, 2005. On January 6, 2006, Mr. Pereira was elected to our Board of Directors. Mr. Pereira currently serves on the Board of Directors of Teletrak Environmental Systems. In November 2001, Mr. Pereira became a principal at Interim Management Solutions in Oxford, Connecticut. During his tenure at Interim Management Solutions, Mr. Pereira has acted as an interim or part-time Chief Financial Officer or Chief Operations Officer for numerous small and emerging companies. In January 2003, Mr. Pereira also became a Managing Director of Kiwi Securities, Inc., an independently owned investment banking firm, a post he held until December 7, 2004. Prior to November 2001, Mr. Pereira was Chief Operating Officer for CDC Technologies, a medical device company, Divisional Vice President of Finance for Williams Holdings, a multinational public company and Chief Accounting Officer of Norgine Pharmaceuticals. Mr. Pereira is a Fellow of the Chartered Association of Certified Accountants (UK).

Mr. Kotak has more than 25 years of experience in managing finance, accounting, reporting, investor relations, taxation and information technology functions in various industries and countries. Since November 2005, Mr. Kotak served as the Vice President, Finance & Operations for Technest.  Prior to joining Technest, Mr. Kotak was the Vice President of Finance & Accounting for Able Laboratories, Inc., New Jersey, a publicly traded company with a market capitalization of about $ 500 million from October 2003. Prior to joining Able, from December 1999 to September 2003, Mr. Kotak was the Chief Financial Officer, Corporate Secretary and the Finance Member of the Board of Directors of Mattel Toys (India) Private Limited, a wholly owned subsidiary of Mattel Inc. Mr. Kotak is a Fellow of the Chartered Association of Certified Accountants (India). Mr. Kotak received his Bachelor of Commerce in Accounting from the University of Calcutta.

ITEM 8.01                                 Other Events.

     On January 2, 2008, Technest issued a press release announcing that Technest had completed the sale of EOIR to LLC, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01                                 Financial Statements and Exhibits

(b) Pro Forma Financial Information

The pro forma financial information required by this Item is filed by Technest as Exhibit 99.2 and incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description	Filed with this Current Report on Form 8-K	Incorporated by reference
			Form	Filing Date	Exhibit No.
2.1	Stock Purchase Agreement dated September 10, 2007 among Technest Holdings, Inc., EOIR Holdings, LLC and E-OIR Technologies, Inc.		8-K	September 13, 2007	2.1
2.2	Form of Voting Agreement with a list of signatories.		8-K	September 13, 2007	2.2
2.3	First Amendment to Stock Purchase Agreement dated December 31, 2007 among Technest Holdings, Inc., EOIR Holdings, LLC and E-OIR Technologies, Inc.	X
99.1	Press release dated January 2, 2008 issued by the Company.	X
99.2	Pro forma financial information.	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHNEST HOLDINGS, INC. By: /s/ Gino M. Pereira Chief Executive Officer

Date:  January 4, 2008

EXHIBIT INDEX

Exhibit No.	Description	Filed with this Current Report on Form 8-K	Incorporated by reference
			Form	Filing Date	Exhibit No.
2.1	Stock Purchase Agreement dated September 10, 2007 among Technest Holdings, Inc., EOIR Holdings, LLC and E-OIR Technologies, Inc.		8-K	September 13, 2007	2.1
2.2	Form of Voting Agreement with a list of signatories.		8-K	September 13, 2007	2.2
2.3	First Amendment to Stock Purchase Agreement dated December 31, 2007 among Technest Holdings, Inc., EOIR Holdings, LLC and E-OIR Technologies, Inc.	X
99.1	Press release dated January 2, 2008 issued by the Company.	X
99.2	Pro forma financial information.	X